UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 11, 2006

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY 14450
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.05	COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On July 11, 2006, Constellation Brands, Inc. (the “Company”) committed to the principal features of a plan to restructure and integrate the operations of Vincor International Inc. (“Vincor”) which the Company acquired on June 5, 2006 (the “Plan”). The Plan is under development and is expected to be finalized by May 31, 2007. The objective of the Plan is to achieve operational efficiencies and eliminate redundant costs resulting from the transaction as well as to achieve greater efficiency in sales, marketing, administrative and operational activities. Approximately 90% of Vincor’s 2,358 worldwide employees will be retained, with positions trimmed coming primarily from sales, marketing, administrative and production redundancies in the United States, United Kingdom and Australia, where Constellation’s operations are significantly larger in scale than Vincor’s. The Plan also includes the termination of various contracts. The actions under the Plan commenced on July 11, 2006, and the Company currently expects to substantially complete the Plan by the end of the Company’s current fiscal year, which ends on February 28, 2007 (“Fiscal 2007”).

As further detailed in the table below, a portion of the costs associated with the Plan will be recorded as liabilities in the Company’s allocation of purchase price in connection with the Company’s acquisition of Vincor. The remaining portion of the costs associated with the Plan will be charged to the Company’s results of operations during Fiscal 2007 and its fiscal year ending February 29, 2008 (“Fiscal 2008”). In connection with the Plan, the Company expects to incur aggregate cash expenditures of approximately $89 million, primarily during Fiscal 2007. No non-cash charges are contemplated in connection with the Plan. The following table sets forth the Company’s current expectations related to the Plan:

	Estimated Purchase Price Allocations	Estimated Pretax Charges During Fiscal 2007	Estimated Pretax Charges During Fiscal 2008	Estimated Total
(in millions)
Restructuring Costs:
Employee termination costs	$18	$3	$1	$22
Contract termination costs	29	-	-	29
Other associated costs	3	-	-	3
Total Restructuring Costs	50	3	1	54

Integration Costs:
Employee related costs	-	12	-	12
Facilities and other one-time costs	-	20	3	23
Total Integration Costs	-	32	3	35

Total Restructuring and Integration Costs	$50	$35	$4	$89

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K, including statements regarding the Company’s expected restructuring and related charges, acquisition-related integration costs and purchase accounting adjustments associated with the Plan are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties: the Company’s ability to integrate successfully the Vincor business into that of the Company; the Company’s restructuring and related charges, acquisition-related integration costs and purchase accounting adjustments associated with the Plan varying materially from management’s current estimates of these charges, costs and adjustments due to variations in anticipated headcount reductions, contract terminations, and costs of the implementation of the Plan; and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2006, and other Securities and Exchange Commission filings.

ITEM 7.01	REGULATION FD DISCLOSURE.

On July 11, 2006, the Company issued a press release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  The release provided information about, among other items, the Company’s plan to integrate operations acquired through its recent acquisition of Vincor International Inc., estimated costs and charges associated with that integration and guidance for the Company’s second quarter and fiscal year ending February 28, 2007.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts. In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

References to the Company’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.  The information included in this Current Report on Form 8-K, including the press release attached as Exhibit 99.1, is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of the Company dated July 11, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION BRANDS, INC.
Date: July 12, 2006	By:	/s/ Thomas S. Summer
Thomas S. Summer, Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Press Release of Constellation Brands, Inc. dated July 11, 2006.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.